                                                                     EXHIBIT 4.1



                ==============================================

                       OAKWOOD MORTGAGE INVESTORS, INC.,

                      OAKWOOD ACCEPTANCE CORPORATION, LLC

                                      AND

                [____________________________________________],

                                    TRUSTEE

                                  __________

                SERIES 2001-__ POOLING AND SERVICING AGREEMENT

                          Dated as of ______ 1, 2001

                                  __________

                       OAKWOOD MORTGAGE INVESTORS, INC.

                              SENIOR/SUBORDINATED

                   PASS-THROUGH CERTIFICATES, SERIES 2001-__

               ==============================================

     THIS SERIES 2001-__ POOLING AND SERVICING AGREEMENT, dated as of ____ 1, 2001, is made with respect to the formation of OMI Trust 2001-__ (the "Trust") among OAKWOOD MORTGAGE INVESTORS, INC., a Nevada corporation ("OMI"), OAKWOOD ACCEPTANCE CORPORATION, LLC, a Delaware limited liability company ("OAC" and, in its capacity as servicer, the "Servicer"), and [__________________], a [national banking association], as trustee (the "Trustee"), under this Agreement and the Standard Terms to Pooling and Servicing Agreement, June 2001 Edition (the "Standard Terms"), all the provisions of which are incorporated herein as modified hereby and shall be a part of this Agreement as if set forth herein in full (this Agreement with the Standard Terms so incorporated, the "Pooling and Servicing Agreement"). Capitalized terms used and not otherwise defined herein shall have the respective meanings given them in the Standard Terms.

                             PRELIMINARY STATEMENT

     The Board of Directors of OMI has duly authorized the formation of the Trust to issue a Series of Certificates with an aggregate initial principal amount of $___,___,___, to be known as the Senior/Subordinated Pass-Through Certificates, Series 2001-__ (the "Certificates"). The Certificates consist of
__ Classes that in the aggregate evidence the entire beneficial ownership interest in the Trust.

     In accordance with Section 10.01 of the Standard Terms, the Trustee will make an election to treat all of the assets of the Trust as two real estate mortgage investment conduits (each, a "REMIC" and, individually, the "Pooling REMIC" and the "Issuing REMIC") for federal income tax purposes. The Pooling REMIC will consist of the Distribution Account and the Assets listed on the Asset Schedules attached as Schedule I (as defined below) hereto. The Issuing
                            ----------
REMIC will consist of the _____ Subaccounts designated as provided herein. The "startup day" of each REMIC for purposes of the REMIC Provisions is the Closing Date.

                                GRANTING CLAUSES

     To provide for the distribution of the principal of and interest on the Certificates in accordance with their terms, all of the sums distributable under the Pooling and Servicing Agreement with respect to the Certificates and the performance of the covenants contained in this Pooling and Servicing Agreement, OMI hereby bargains, sells, conveys, assigns and transfers to the Trustee, in trust and as provided in this Pooling and Servicing Agreement, without recourse and for the exclusive benefit of the Holders of the Certificates, all of OMI's right, title and interest in and to, and any and all benefits accruing to OMI from, (a) the Contracts listed in Schedule IA hereto and the Mortgage Loans
                                  -----------
(together with the Contracts, the "Assets") listed in Schedule IB hereto,
                                                      -----------
together with the related Asset Documents, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing, including, without limitation, all rights to receive all principal and interest payments due on the Assets after the applicable Cut-off Date, including such scheduled payments received by OMI or OAC on or prior to the applicable Cut-off Date, and Principal Prepayments, Net Insurance Proceeds, Net Liquidation Proceeds, Repurchase Prices and other unscheduled collections received on the Assets on and after the applicable Cut-off Date; (b) the security interests in the Manufactured Homes, Mortgaged Properties and Real Properties granted by the Obligors pursuant to the related Assets; (c) all funds, other than investment earnings, relating to the Assets on deposit in the Certificate Account or in the Distribution Account for the Certificates and all proceeds thereof, whether in the form of cash, instruments, securities or other properties; (d) any and all rights, privileges and benefits accruing to OMI under the Sales Agreement with respect to the Assets (provided that OMI shall retain its rights to indemnification from the Seller under such Sales Agreement, but also hereby conveys its rights to such indemnification to the Trustee as its assignee), including the rights and remedies with respect to the enforcement of any and all representations, warranties and covenants under such Sales Agreement; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any Standard Hazard Insurance Policy or FHA Insurance, or any other insurance policy relating to any of the Assets, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables that at any time constitute all or part or are included in the proceeds of any of the foregoing) to make distributions on the Certificates as specified herein and proceeds of the foregoing (including, but not by way of limitation, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part or are included in the proceeds of any of the foregoing)] (the items referred to in clauses (I) above shall be collectively referred to herein as the "Trust Estate").

     The Trustee acknowledges the foregoing, accepts the trusts hereunder in accordance with the provisions hereof and the Standard Terms and agrees to perform the duties herein or therein required to the best of its ability to the end that the interests of the Holders of the Certificates may be adequately and effectively protected.

Section 1.  Standard Terms.
            --------------

     OMI, the Servicer and the Trustee acknowledge that the Standard Terms prescribe certain obligations of OMI, the Servicer and the Trustee with respect to the Certificates. OMI, the Servicer and the Trustee agree to observe and perform such prescribed duties, responsibilities and obligations, and acknowledge that, except to the extent inconsistent with the provisions of this Pooling and Servicing Agreement, the Standard Terms are and shall be a part of this Pooling and Servicing Agreement to the same extent as if set forth herein in full.

Section 2.  Defined Terms.
            -------------

     With respect to the Certificates and in addition to or in replacement for the definitions set forth in Section 1.01 of the Standard Terms, the following definitions shall be assigned to the defined terms set forth below:

     "Accrual Date":  The Accrual Date shall be (i) with respect to the Class A-
      ------------
1 Certificates, the Closing Date and (ii) with respect to all other Classes of Certificates, ____ 1, 2001.

     "Adjusted Certificate Principal Balance":  With respect to each Class of
      --------------------------------------
Subordinated Certificates on any date of determination, its Certificate Principal Balance immediately following the most recently preceding Distribution Date reduced by all Writedown Amounts allocated to such Class on such Distribution Date.

     "Adjusted Subaccount Principal Balance":  With respect to each of the
      -------------------------------------
Corresponding Subaccounts relating to the Subordinated Certificates, on any date of determination, its Subaccount Principal Balance immediately following the most recently preceding Distribution Date reduced by all Writedown Amounts allocated to such Subaccount on such Distribution Date.

     "Average Sixty-Day Delinquency Ratio": With respect to any Distribution
      -----------------------------------
Date, the arithmetic average of the Sixty-Day Delinquency Ratios for such Distribution Date and the two preceding Distribution Dates. The "Sixty-Day Delinquency Ratio" for a Distribution Date is the percentage derived from the fraction, the numerator of which is the aggregate Scheduled Principal Balance (as of the end of the preceding Prepayment Period) of all Assets (including Assets in respect of which the related Manufactured Home, Real Property or Mortgage Property has been repossessed or foreclosed upon but not yet disposed
of) as to which a Monthly Payment thereon is delinquent 60 days or more as of the end of the related Prepayment Period, and the denominator of which is the Pool Scheduled Principal Balance for such Distribution Date (calculated as of the close of the related Collection Period).

     "Average Thirty-Day Delinquency Ratio":  With respect to any Distribution
      ------------------------------------
Date, the arithmetic average of the Thirty-Day Delinquency Ratios for such Distribution Date and the two preceding Distribution Dates. The "Thirty-Day Delinquency Ratio" for a Distribution Date is the percentage derived from the fraction, the numerator of which is the aggregate Scheduled Principal Balance (as of the end of the preceding Prepayment Period) of all Assets (including Assets in respect of which the related Manufactured Home, Real Property or Mortgage Property has been repossessed or foreclosed upon but not yet disposed
of) as to which a Monthly Payment thereon is delinquent 30 days or more as of the end of the related Collection Period, and the denominator of which is the Pool Scheduled Principal Balance for such Distribution Date.

     "Book-Entry Certificates":  The Class A, Class M and Class B Certificates.
      -----------------------

     "Call Option Date": The Distribution Date on which, after taking into
      ----------------
account distributions of principal to be made on such Distribution Date, the sum of the Certificate Principal Balances of the Certificates is less than 10% of the sum of the original Certificate Principal Balances of the Certificates.

     "Carryover Interest Distribution Amount":  With respect to each Class of
      --------------------------------------
Certificates, except the Class X Certificates and the Residual Certificates, and each

Distribution Date, all amounts that were distributable on such Class as Interest Distribution Amounts and as Carryover Interest Distribution Amounts on the previous Distribution Date but not previously distributed, together with interest accrued on such amount at the Pass-Through Rate in effect for such Class during the related Interest Accrual Period. With respect to each Subaccount on each Distribution Date, all amounts that were allocable to such Subaccount as Priority Interest Distribution Amounts and as Carryover Interest Distribution Amounts on the previous Distribution Date but not previously distributed, together with interest accrued on any such amount at the Pass-Through Rate in effect for the Corresponding Certificates with respect to such Subaccount during the related Interest Accrual Period.

     "Carryover Non-Priority Interest Distribution Amount" :  For any
      ---------------------------------------------------
Subaccount, on any Distribution Date, all amounts that were distributable on such Subaccount as Non-Priority Interest Distribution Amounts on previous Distribution Dates that remain unpaid.

     "Carryover Writedown Interest Distribution Amount":  With respect to each
      ------------------------------------------------
Distribution Date and each related Class or Subaccount, all amounts that were distributable on such Class or Subaccount as Writedown Interest Distribution Amounts and Carryover Writedown Interest Distribution Amounts on the previous Distribution Date but not previously distributed, plus interest accrued on any such amount during the related Interest Accrual Period at the then applicable Pass-Through Rate.

     "Class A Certificates":  The Class A-1, Class A-2, Class A-3 and Class A-4
      --------------------
Certificates.

     "Class A Percentage":  With respect to each Distribution Date, the
      ------------------
percentage derived from the fraction (which shall not be greater than 1), the numerator of which is the Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date and the denominator of which is the Pool Scheduled Principal Balance of the Assets immediately prior to such Distribution Date.

     "Class A Principal Distribution Amount":  For any Distribution Date, will
      -------------------------------------
equal (i) prior to the Cross-over Date, the entire Principal Distribution Amount
(ii) on any Distribution Date as to which the Principal Distribution Tests are not met, the entire Principal Distribution Amount, or (iii) on any other Distribution Date, the sum of the Class A Percentage of the Principal Distribution Amount. For any Distribution Date, if the Class A Principal Distribution Amount exceeds the Class A Certificate Principal Balance less the Principal Distribution Shortfall Carryover Amount with respect to such Class and Distribution Date, then such excess amount shall be allocated to the Class M-1 Principal Distribution Amount.

     "Class A Subaccounts":  Any or all, as appropriate, of the Class A-1, Class
      -------------------
A-2, Class A-3, or Class A-4 Subaccounts.

     "Class B Certificates":  The Class B-1 Certificates and Class B-2
      --------------------
Certificates.

     "Class B Subaccounts":  Any or all, as appropriate, of the Class B-1 or
      -------------------
Class B-2 Subaccounts.

     "Class B-1 Percentage":  With respect to each Distribution Date, the
      --------------------
percentage derived from the fraction (which shall not be greater than 1), the numerator of which is the Adjusted Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date and the denominator of which is the Pool Scheduled Principal Balance of Assets immediately prior to such Distribution Date.

     "Class B-1 Principal Distribution Amount":  For any Distribution Date will
      ---------------------------------------
equal (i) as long as the Class A-1 Certificate Principal Balance, the Class A-2 Certificate Principal Balance, the Class A-3 Certificate Principal Balance, the Class A-4 Certificate Principal Balance, the Class M-1 Certificate Principal Balance and the Class M-2 Certificate Principal Balance have not been reduced to zero and prior to the Cross-over Date, zero, (ii) on any Distribution Date as to which the Principal Distribution Tests are not met and the Class A-1 Certificate Principal Balance, the Class A-2 Certificate Principal Balance, the Class A-3 Certificate Principal Balance, the Class A-4 Certificate Principal Balance, the Class M-1 Certificate Principal Balance and the Class M-2 Certificate Principal Balance have not been reduced to zero, zero, (iii) on any Distribution Date as to which the Principal Distribution Tests are not met and the Class A-1 Certificate Principal Balance, the Class A-2 Certificate Principal Balance, the Class A-3 Certificate Principal Balance, the Class A-4 Certificate Principal Balance, the Class M-1 Certificate Principal Balance and the Class M-2 Certificate Principal Balance each have been reduced to zero, the Principal Distribution Amount, (iv) on any other Distribution Date on or after the Cross-over Date but prior to the _______ Distribution Date, the Combined Class B Percentage of the Principal Distribution Amount, or (v) on any other Distribution Date, the sum of the Class B-1 Percentage of the Principal Distribution Amount. For any Distribution Date, if the Class B-1 Principal Distribution Amount exceeds the Class B-1 Certificate Principal Balance less the Principal Distribution Shortfall Carryover Amount with respect to such Class and Distribution Date, then such excess amount shall be allocated to the Class B-2 Principal Distribution Amount.

     "Class B-2 Percentage":  With respect to any Distribution Date, the
      --------------------
percentage derived from the fraction (which shall not be greater than 1), the numerator of which is the sum of the Class B-2 Adjusted Certificate Principal Balance and the Overcollateralization Amount, each immediately prior to such Distribution Date and the denominator of which is the Pool Scheduled Principal Balance of Assets immediately prior to such Distribution Date.

     "Class B-2 Principal Distribution Amount":  For any Distribution Date will
      ---------------------------------------
equal (i) as long as the Class A-1 Certificate Principal Balance, the Class A-2 Certificate Principal Balance, the Class A-3 Certificate Principal Balance, the Class A-4 Certificate Principal Balance, the Class M-1 Certificate Principal Balance, the Class M-2 Certificate Principal Balance and the Class B-1 Certificate Principal Balance have not been reduced to zero and prior to the Distribution Date occurring in _______, zero, (ii) on any Distribution Date as to which the Principal Distribution Tests are not met and the Class

A-1 Certificate Principal Balance, the Class A-2 Certificate Principal Balance, the Class A-3 Certificate Principal Balance, the Class A-4 Certificate Principal Balance, the Class M-1 Certificate Principal Balance, the Class M-2 Certificate Principal Balance and the Class B-1 Certificate Principal Balance have not been reduced to zero, zero, (iii) on any Distribution Date as to which the Principal Distribution Tests are not met and the Class A-1 Certificate Principal Balance, the Class A-2 Certificate Principal Balance, the Class A-3 Certificate Principal Balance, the Class A-4 Certificate Principal Balance, the Class M-1 Certificate Principal Balance, the Class M-2 Certificate Principal Balance and the Class B-1 Certificate Principal Balance each have been reduced to zero, the Principal Distribution Amount, or (iv) on any other Distribution Date, the Class B-2 Percentage of the Principal Distribution Amount. On any Distribution Date, the Class B-2 Principal Distribution Amount shall not exceed the Class B-2 Certificate Principal Balance less the Principal Distribution Shortfall Carryover Amount with respect to such Class and such Distribution Date.

     "Class M Certificates":  The Class M-1 and Class M-2 Certificates.
      --------------------

     "Class M Subaccounts":  Any or all, as appropriate, of the Class M-1 or
      -------------------
Class M-2 Subaccounts.

     "Class M-1 Percentage":  With respect to any Distribution Date, the
      --------------------
percentage derived from the fraction (which shall not be greater than 1), the numerator of which is the Class M-1 Adjusted Certificate Principal Balance immediately prior to such Distribution Date and the denominator of which is the Pool Scheduled Principal Balance of the Assets immediately prior to such Distribution Date.

     "Class M-1 Principal Distribution Amount":  For any Distribution Date will
      ---------------------------------------
equal (i) as long as the Class A-1 Certificate Principal Balance, the Class A-2 Certificate Principal Balance, the Class A-3 Certificate Principal Balance and the Class A-4 Certificate Principal Balance have not been reduced to zero and prior to the Cross-over Date, zero, (ii) on any Distribution Date as to which the Principal Distribution Tests are not met and the Class A-1 Certificate Principal Balance, the Class A-2 Certificate Principal Balance, the Class A-3 Certificate Principal Balance and the Class A-4 Certificate Principal Balance have not been reduced to zero, zero, (iii) on any Distribution Date as to which the Principal Distribution Tests are not met and the Class A Certificate Principal Balance has been reduced to zero, the Principal Distribution Amount, or (iv) on any other Distribution Date, the sum of the Class M-1 Percentage of the Principal Distribution Amount. For any Distribution Date, if the Class M-1 Principal Distribution Amount exceeds the Class M-1 Certificate Principal Balance less the Principal Distribution Shortfall Carryover Amount with respect to such Class and Distribution Date, then such amounts shall be allocated to the Class M-2 Principal Distribution Amount.

     "Class M-2 Percentage":  With respect to any Distribution Date, the
      --------------------
percentage derived from the fraction (which shall not be greater than 1), the numerator of which is the Class M-2 Adjusted Certificate Principal Balance immediately prior to such

Distribution Date and the denominator of which is the Pool Scheduled Principal Balance of the Assets immediately prior to such Distribution Date.

     "Class M-2 Principal Distribution Amount":  For any Distribution Date will
      ---------------------------------------
equal (i) as long as the Class A-1 Certificate Principal Balance, the Class A-2 Certificate Principal Balance, the Class A-3 Certificate Principal Balance, the Class A-4 Certificate Principal Balance and the Class M-1 Certificate Principal Balance have not been reduced to zero and prior to the Cross-over Date, zero,
(ii) on any Distribution Date as to which the Principal Distribution Tests are not met and the Class A-1 Certificate Principal Balance, the Class A-2 Certificate Principal Balance, the Class A-3 Certificate Principal Balance, the Class A-4 Certificate Principal Balance and the Class M-1 Certificate Principal Balance have not been reduced to zero, zero, (iii) on any Distribution Date as to which the Principal Distribution Tests are not met and the Class A Certificate Principal Balance and the Class M-1 Certificate Principal Balance has been reduced to zero, the Principal Distribution Amount, or (iv) on any other Distribution Date, the sum of the Class M-2 Percentage of the Principal Distribution Amount. For any Distribution Date, if the Class M-2 Principal Distribution Amount exceeds the Class M-2 Certificate Principal Balance less the Principal Distribution Shortfall Carryover Amount with respect to such Class and Distribution Date, then such amounts shall be allocated to the Class B-1 Principal Distribution Amount.

     "Class R Certificates":  The Class R Certificates, which represent
      --------------------
beneficial ownership of both the Pooling REMIC Residual Interest and the Issuing REMIC Residual Interest.

     "Class R-1 Certificates":  Following the division of the Class R
      ----------------------
Certificates into two separately transferable, certificated and fully registered certificates in accordance with Section 11(b) hereof, the Class R-1 Certificates, which will represent the Issuing REMIC Residual Interest.

     "Class R-2 Certificates":  Following the division of the Class R
      ----------------------
Certificates into two separately transferable, certificated and fully registered certificates in accordance with Section 11(b) hereof, the Class R-2 Certificates, which will represent the Pooling REMIC Residual Interest.

     "Class X Carryover Strip Amount":  With respect to the Class X Certificates
      ------------------------------
on each Distribution Date, all amounts that were distributable on such Class as Class X Strip Amounts on previous Distribution Dates that remain unpaid.

     "Class X Certificates":  The Class X Certificates created pursuant to
      --------------------
Section 3  hereof.

     "Class X Strip Amount":  With respect to any Distribution Date, 30 days'
      --------------------
interest on the Subaccount Principal Balance of the Class A, Class M and Class B Subaccounts, at a rate equal to the positive difference, if any, between the Weighted Average Net Asset Rate and the weighted average of the Pass-Through Rates on the Class A, Class M and Class B Subaccounts. Solely for the purposes of those calculations, the Pass-Through

Rates of the Class A, Class M and Class B Subaccounts shall be the Pass-Through Rates on the respective Corresponding Certificates.

     "Closing Date":  ____ __, 2001.
      ------------

     "Corporate Trust Office":  The address set forth hereinbelow under
      ----------------------
"Trustee".
 -------

     "Corresponding Certificates":  For any Subaccount, the Class of
      --------------------------
Certificates bearing the same letter and numerical designation as that borne by such Subaccount.

     "Corresponding Subaccount"  For any Class of Certificates, the Subaccount
      ------------------------
bearing the same letter and numerical designation as that borne by such Class.

     "Cross-over Date":  The later to occur of (a) the Distribution Date
      ---------------
occurring in _________ or (b) the first Distribution Date on which the percentage equivalent of a fraction (which shall not be greater than 1) the numerator of which is the sum of the aggregate Adjusted Certificate Principal Balance of the Subordinated Certificates and the Overcollateralization Amount for such Distribution Date and the denominator of which is the Pool Scheduled Principal Balance on such Distribution Date, equals or exceeds ____ times the percentage equivalent of a fraction (which shall not be greater than 1) the numerator of which is the initial aggregate Adjusted Certificate Principal Balance of the Subordinated Certificates and the denominator of which is the Pool Scheduled Principal Balance as of the Cut-off Date.

     "Cumulative Realized Losses":  With respect to any Distribution Date, the
      --------------------------
aggregate Realized Losses incurred on the Assets during the period from the Cut-off Date through the end of the related Prepayment Period.

     "Current Realized Loss Ratio": With respect to any Distribution Date, the
      ---------------------------
annualized percentage derived from the fraction, the numerator of which is the sum of the aggregate Realized Losses in respect of the Assets for the three preceding Prepayment Periods and the denominator of which is the arithmetic average of the Pool Scheduled Principal Balances for such Distribution Date and the preceding two Distribution Dates.

     "Cut-off Date":  _____ 1, 2001.
      ------------

     "ERISA Restricted Certificates":  The Class [__], Class X and Class R
      -----------------------------
Certificates.

     "Excess Subaccount Principal Balance":  With respect to each Subaccount,
      -----------------------------------
the excess, if any, of the Subaccount Principal Balance over the Certificate Principal Balance of the Corresponding Certificates.

     "Floating Rate Determination Date":  For any Interest Accrual Period for
      --------------------------------
the Class A-1 Certificates other than the first Interest Accrual Period, the second London Banking Day prior to the commencement of such Interest Accrual Period, and for the first Interest Accrual Period, the Closing Date.

     "Institutional Holder":  An insurance company whose long-term debt is rated
      --------------------
at least A- (or equivalent rating) by a Rating Agency, or an equivalent rating from any other nationally recognized statistical rating organization.

     "Interest Distribution Amount":  On each Distribution Date, an amount equal
      ----------------------------
to interest accrued at the applicable Pass-Through Rate for the related Interest Accrual Period on (i) in the case of each Class of the Class A Certificates or the Class A Subaccounts, the Certificate Principal Balance of such Class or the Subaccount Principal Balance of such Subaccount, respectively, immediately prior to that Distribution Date and (ii) in the case of the Subordinated Certificates or the Corresponding Subaccounts, on the Adjusted Certificate Principal Balance of such Class or the Subaccount Principal Balance of such Subaccount, respectively, immediately prior to that Distribution Date.

     "Issuing REMIC":  The Trust REMIC consisting of the Subaccounts.
      -------------

     "Issuing REMIC Residual Interest":  The residual interest (as defined in
      -------------------------------
Code section 860G(a)(2)) in the Issuing REMIC.

     "London Banking Day":  Any day on which commercial banks and foreign
      ------------------
exchange markets settle payments in London and New York City.

     "Non-Priority Interest Distribution Amount":  For any Subaccount, on any
      -----------------------------------------
Distribution Date, an amount equal to the positive difference, if any, between
(i) the related Interest Distribution Amount for such Subaccount and (ii) the related Priority Interest Distribution Amount for such Subaccount.

     "Notional Principal Balance":  The Notional Principal Balance of the Class
      --------------------------
X Certificates on any date shall equal the sum of all of the Subaccount Principal Balances on such date.

     "Offered Certificates":  The Class A, Class M and Class B Certificates.
      --------------------

     "One-Month LIBOR":  For each applicable Interest Accrual Period, the per
      ---------------
annum rate established in accordance with the provisions of Section 14 hereof.

     "Pass-Through Rate":  With respect to each Class of Certificates (except
      -----------------
the Class X Certificates and the Residual Certificates) on any Distribution Date, the per annum rate for such Class set forth in the table in Section 3 hereof. With respect to any Subaccount on any Distribution Date, the then applicable Weighted Average Net Asset Rate.

     "Pooling REMIC":  The Trust REMIC consisting of the Assets and the
      -------------
Distribution Account.

     "Pooling REMIC Residual Interest":  The residual interest (as defined in
      -------------------------------
Code section 860G(a)(2)) in the Pooling REMIC.

     "Principal Distribution Shortfall Carryover Amount":  With respect to each
      -------------------------------------------------
Distribution Date and each Class of Certificates, an amount equal to all Principal

Distribution Amounts distributable on such Class from previous Distribution Dates that have not yet been distributed on such Class of Certificates. With respect to each Distribution Date and each Corresponding Subaccount, an amount equal to all Principal Distribution Amounts distributable on the Corresponding Certificates from previous Distribution Dates that have not yet been distributed on such Corresponding Certificates.

     "Principal Distribution Tests":  With respect to each Distribution Date:
      ----------------------------
(a) the Average Sixty-Day Delinquency Ratio as of such Distribution Date does not exceed __%; (b) the Average Thirty-Day Delinquency Ratio as of such Distribution Date does not exceed __%; (c) the Cumulative Realized Losses as of such Distribution Date do not exceed an amount equal to the percentage set forth below of the initial aggregate Certificate Principal Balance of all the
Certificates:

     Distribution Dates                           Percentage
     ------------------                           ----------

     [month][year] through [month][year]               __.0%

     [month][year] through [month][year]               __.0%

     [month][year] through [month][year]               __.0%

     [month][year] and after                           __.0%

     ; and (c) the Current Realized Loss Ratio as of such Distribution Date does not exceed ____%.



     "Priority Interest Distribution Amount":  For any Subaccount, on any
      -------------------------------------
Distribution Date, an amount equal to the Interest Distribution Amount for the Corresponding Certificates.

     "Private Certificates":  The Class X Certificates and Residual
      --------------------
Certificates.

     "Qualified Bidders":  Firms and institutions that are engaged in the
      -----------------
business of buying and selling manufactured housing paper.

     "Rating Agency":  Each of __________ and  _____.
      -------------

     "Regular Certificates":  The Class A Certificates, Class M Certificates,
      --------------------
Class B Certificates and Class X Certificates.

     "Residual Certificates":  The Class R Certificates or, following the
      ---------------------
division of the Class R Certificates into two separately transferable, certificated and fully registered certificates in accordance with Section 11(b) hereof, the Class R-1 Certificates and Class R-2 Certificates.

     "Rule 144A Certificates":  The Class X and Residual Certificates.
      ----------------------

     "Servicing Fee Rate":  ___% per annum.
      ------------------

     "Subaccount":  Each of the following  eight subaccounts established solely
      ----------
for purposes of the REMIC Provisions by the Trustee, which have the Pass-Through Rates and initial Subaccount Principal Balances set forth below:

                                                  Initial
                                                 Subaccount
  Subaccount      Pass-Through     Rate       Principal Balance
  ----------      ---------------------       -----------------
     A-1                   (1)                     $____
     A-2                   (1)                     $____
     A-3                   (1)                     $____
     A-4                   (1)                     $____
     M-1                   (1)                     $____
     M-2                   (1)                     $____
     B-1                   (1)                     $____
     B-2                   (1)                     $____

(1) The Pass-Through Rate on each Subaccount for any Distribution Date shall be equal to the Weighted Average Net Asset Rate.

The Final Scheduled Distribution Date for each Subaccount is as follows:

                                    Final Scheduled
       Subaccount                  Distribution Dates
       ----------                  ------------------
          A-1                            _____
          A-2                            _____
          A-3                            _____
          A-4                            _____
          M-1                            _____
          M-2                            _____
          B-1                            _____
          B-2                            _____

For purposes of Treasury Regulation (S)1.860G-1(a)(4), the latest possible maturity date for each of the Subaccounts shall be its final Scheduled Distribution Date as set forth above.

     "Subaccount Principal Balance":  With respect to each Subaccount, on any
      ----------------------------
date of determination, the amount identified as the "Initial Subaccount Principal Balance" of such Subaccount in the definition of "Subaccount" above, minus all amounts allocated to such Subaccount in reduction of its Subaccount Principal Balance pursuant to Sections 5(a) and 7 hereof.

     "Subordinated Certificates":  The Class M-1, Class M-2, Class B-1, Class B-
      -------------------------
2, Class X and Residual Certificates.

     "Trustee": ________________________, not in its individual capacity but
      -------
solely as Trustee under this Pooling and Servicing Agreement, or any successor trustee appointed as herein provided. Notices to the Trustee shall be sent to ________________, Attn: OMI Trust 2001-__ (the "Corporate Trust Office"), or its successor in interest.

     "Trust REMIC":  Each of the Pooling REMIC and the Issuing REMIC.
      -----------

     "Underwriters":  _________________ (whose address is ________________) and
      ------------
__________________ (whose address is ____________________________).

     "Weighted Average Net Asset Rate":  With respect to any Distribution Date,
      -------------------------------
the weighted average of the Asset Rates applicable to the Monthly Payments that were due during the related Collection Period on Assets that were Outstanding at the beginning of the related Prepayment Period, less the Servicing Fee Rate.

     "Writedown Amount":  With respect to each Distribution Date, the amount, if
      ----------------
any, by which (i) the aggregate Certificate Principal Balance of all the Certificates, after all distributions have been made on the Certificates on such Distribution Date pursuant to Section 5(b) hereof, exceeds (ii) the Pool Scheduled Principal Balance of the Assets for the next Distribution Date.

     "Writedown Interest Distribution Amount":  With respect to each
      --------------------------------------
Distribution Date and each Class of Subordinated Certificates, interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on any related Writedown Amount. With respect to each Distribution Date and each Corresponding Subaccount, interest accrued during the related Interest Accrual Period on any related Writedown Amount at the Pass-Through Rate applicable to the Corresponding Certificates.

Section 3.  Certificates.
            ------------

     The aggregate initial principal amount of Certificates that may be executed and delivered under this Pooling and Servicing Agreement is limited to $___,___,___, except for Certificates executed and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Sections 5.04 or 5.07 of the Standard Terms. The Certificates shall be issued in ten Classes having the designations, initial Certificate Principal Balances, Pass-Through Rates and Final Scheduled Distribution Dates set forth or described below:

                 Initial Certificate     Pass Through        Final Scheduled
  Designation     Principal Balance          Rate         Distribution Dates(8)
  -----------    -------------------     ------------     ---------------------
     A-1             $___,___,000             (1)             [month][year]
     A-2             $___,___,000             __%             [month][year]
     A-3             $___,___,000             __%             [month][year]
     A-4             $___,___,000             __%             [month][year]
     M-1             $___,___,000             (2)             [month][year]
     M-2             $___,___,000             (3)             [month][year]
     B-1             $___,___,000             (4)             [month][year]
     B-2             $___,___,___             (5)             [month][year]
     X                    (6)                 (6)             [month][year]
     R                    (7)                 (7)             [month][year]

(1) The Pass-Through Rate on the Class A-1 Certificates for any Distribution Date shall be the per annum rate equal to the lesser of (i) One-Month LIBOR, as determined (except for the initial Distribution Date) on the applicable Floating Rate Determination Date, plus ___% and (ii) the Weighted Average Net Asset Rate of the Assets. For the initial Distribution Date, the Pass-Through Rate for the Class A-1 Certificates will be ___% per annum, and the initial Interest Accrual Period for the Class A-1 Certificates will commence on the Closing Date and end on _____ __, ____.

(2) The Pass-Through Rate on the Class M-1 Certificates for any Distribution Date shall be equal to the lesser of (i) ___% per annum and (ii) the Weighted Average Net Asset Rate of the Assets.

(3) The Pass-Through Rate on the Class M-2 Certificates for any Distribution Date shall be equal to the lesser of (i) ___% per annum and (ii) the Weighted Average Net Asset Rate of the Assets.

(4) The Pass-Through Rate on the Class B-1 Certificates for any Distribution Date shall be equal to the lesser of (i) ___% per annum and (ii) the Weighted Average Net Asset Rate of the Assets.

(5) The Pass-Through Rate on the Class B-2 Certificates for any Distribution Date shall be equal to the lesser of (a) ___% per annum.

(6) The Class X Certificates shall have no Certificate Principal Balance and no Pass-Through Rate. The Class X Certificates will represent the right to receive, on each Distribution Date, the applicable Class X Strip Amount and any Class X Carryover Strip Amount.

(7) The Class R Certificates shall have no Certificate Principal Balance and no Pass-Through Rate, and shall represent the residual interest in both the Pooling REMIC and the Issuing REMIC. Following the division of the Class R Certificates into two separately transferable, certificated and fully registered certificates in accordance with Section 11(b) hereof, the Class R-1 and Class R-2 Certificates shall have no Certificate Principal Balances and no Pass-Through Rates and shall represent the residual interest in the Issuing REMIC and the Pooling REMIC, respectively.

(8) For purposes of Treasury Regulation (S)1.860G-1(a)(4), the latest possible maturity date of each Class of Certificates shall be the Final Scheduled Distribution Date.

Section 4.  Denominations.
            -------------

     The Book-Entry Certificates will be registered as one or more certificates in the name of the Clearing Agency or its nominee. Beneficial interests in the Book-Entry Certificates will be held by the Beneficial Owners through the book-entry facilities of the Clearing Agency, in minimum denominations of $1,000 and integral multiples of $1 in excess thereof.

     The Class X Certificates and the Residual Certificates will be issued in certificated, fully registered form. The Class X Certificates and the Residual Certificates will be issued in minimum Percentage Interests equal to 10%.

Section 5.  Distributions.
            -------------

     (a) On each Distribution Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall allocate the Available Distribution Amount to the various Subaccounts, and, where applicable, OAC, to the extent of the amount thereof remaining after application pursuant to clauses (1) through (4) of Section 4.03 of the Standard Terms, in the following manner and in the following order of priority:

(i) First, concurrently, to each Class A Subaccount, (A) first, its Priority Interest Distribution Amount for such Distribution Date, with the Available Distribution Amount being allocated among the Class A Subaccounts pro rata based on their respective Priority Interest Distribution Amounts, and (B) second, the related Carryover Interest Distribution Amount for such Distribution Date, if any, in each case with the Available Distribution Amount being allocated among the Class A Subaccounts pro rata based upon their respective Carryover Interest Distribution Amounts;

(ii) Second, to the Class M-1 Subaccount, (A) first, the related Priority Interest Distribution Amount for such Distribution Date, and (B) second, any related Carryover Interest Distribution Amount for such Distribution Date;

(iii) Third, to the Class M-2 Subaccount, (A) first, the related Priority Interest Distribution Amount for such Distribution Date, and (B) second, any related Carryover Interest Distribution Amount for such Distribution Date;

(iv) Fourth, to the Class B-1 Subaccount, (A) first, the related Priority Interest Distribution Amount for such Distribution Date, and (B) second, any related Carryover Interest Distribution Amount for such Distribution Date;

(v) Fifth, concurrently, to each Class A Subaccount, the related Principal Distribution Shortfall Carryover Amount for the Class A Subaccounts, if any, for such Distribution Date, allocated among the Class A Subaccounts pro rata based on their respective Principal Distribution Shortfall Carryover Amounts;

(vi) Sixth, concurrently, (a) to the Class A-1 Subaccount, the Class A-2 Subaccount, the Class A-3 Subaccount and the Class A-4 Subaccount, the Class A Principal Distribution Amount, allocated in the following sequential order:

          (1) First, to the Class A-1 Subaccount in reduction of the Subaccount Principal Balance of such Subaccount, until it has been reduced to zero;

          (2) Second, to the Class A-2 Subaccount in reduction of the Subaccount Principal Balance of such Subaccount, until it has been reduced to zero;

          (3) Third, to the Class A-3 Subaccount in reduction of the Subaccount Principal Balance of such Subaccount, until it has been reduced to zero; and

          (4) Fourth, to the Class A-4 Subaccount in reduction of the Subaccount Principal Balance of such Subaccount, until it has been reduced to zero;

          provided, however, that on any Distribution Date on which the Pool Scheduled Principal Balance is less than the aggregate Subaccount Principal Balance of the Class A Subaccounts immediately prior to such Distribution Date, the Class A Principal Distribution Amount will be allocated among the Class A Subaccounts pro rata based upon their respective Subaccount Principal Balances.

(vii) Seventh, to the Class M-1 Subaccount, (A) first, any related Writedown Interest Distribution Amount for such Distribution Date, (B) second, any related Carryover Writedown Interest Distribution Amount for such Distribution Date, (C) third, the related Principal Distribution Shortfall Carryover Amount for the Class M-1 Subaccount, if any, for such Distribution Date, and (D) fourth, the Class M-1 Principal Distribution Amount, in reduction of the Subaccount Principal Balance of such Class, until the Class M-1 Certificate Principal Balance is reduced to zero;

(vii) Eighth, to the Class M-2 Subaccount, (A) first, any related Writedown Interest Distribution Amount for such Distribution Date, (B) second, any related Carryover Writedown Interest Distribution Amount for such Distribution Date, (C) third, the related Principal Distribution Shortfall Carryover Amount for the Class M-2 Subaccount, if any, for such Distribution Date, and (D) fourth, the Class M-2 Principal Distribution Amount, in reduction of the Subaccount Principal Balance of such Class, until the Class M-2 Certificate Principal Balance is reduced to zero;

(ix) Ninth, to the Class B-1 Subaccount, (A) first, any related Writedown Interest Distribution Amount for such Distribution Date, (B) second, any related Carryover Writedown Interest Distribution Amount for such Distribution Date, (C) third, the related Principal Distribution Shortfall Carryover Amount for the Class B-1 Subaccount, if any, for such Distribution Date, and (D) fourth, the Class B-1 Principal Distribution Amount, in reduction of the Subaccount Principal Balance of such Class, until the Class B-1 Certificate Principal Balance is reduced to zero;

(x) Tenth, to the Class B-2 Subaccount, (A) first, the related Priority Interest Distribution Amount for such Distribution Date, and (B) second, any related Carryover Interest Distribution Amount for such Distribution Date;

(xi) Eleventh, to the Class B-2 Subaccount, (A) first, any related Writedown Interest Distribution Amount for such Distribution Date, (B) second, any related Carryover Writedown Interest Distribution Amount for such Distribution Date, (C) third, the related Principal Distribution Shortfall Carryover Amount for the Class B-2 Subaccount, if any, for such Distribution Date, and (D) fourth, the Class B-2 Principal Distribution Amount, in reduction of the Subaccount Principal Balance of such Class, until the Class B-2 Certificate Principal Balance is reduced to zero;

(xii) Twelfth, if Oakwood Acceptance Corporation is the Servicer, to the Servicer in the following sequential order: (A) the Servicing Fee with respect to such Distribution Date; and (B) any Servicing Fees from previous Distribution Dates remaining unpaid;

(xiii) Thirteenth, to each Subaccount, (i) first, its Carryover Non-Priority Interest Distribution Amount for such Distribution Date, (ii) second, its Non-Priority Interest Distribution Amount for such Distribution Date, and (iii) its remaining Subaccount Principal Balance in each case with the Available Distribution Amount being allocated among the Subaccounts pro rata based upon the total Excess Subaccount Principal Balance remaining to be paid with respect to each Subaccount; and

(xiv)  Finally, any remainder to Holders of the Pooling REMIC Residual Interest.

     (b) On each Distribution Date, after all Subaccount allocations have been made as described in Section 5(a) above and Section 7 below, the Trustee (or the Paying Agent on behalf of the Trustee) shall withdraw all amounts allocated to the various Subaccounts, and shall distribute such amounts in the following manner and in the following order of priority:

(i) First, concurrently, to each Class of Class A Certificates, (A) first, its Interest Distribution Amount for such Distribution Date, with the Available Distribution Amount being allocated among such Classes pro rata based on their respective Interest Distribution Amounts, and (B) second, the related Carryover Interest Distribution Amount, if any, for such Distribution Date, in each case with the Available Distribution Amount being allocated among the Classes of Class A Certificates pro rata based on their respective Carryover Interest Distribution Amounts;

(ii) Second, to the Class M-1 Certificates, (A) first, the related Interest Distribution Amount for such Distribution Date, and (B) second, any related Carryover Interest Distribution Amount for such Distribution Date;

(iii) Third, to the Class M-2 Certificates, (A) first, the related Interest Distribution Amount for such Distribution Date, and (B) second, any related Carryover Interest Distribution Amount for such Distribution Date;

(iv) Fourth, to the Class B-1 Certificates, (A) first, the related Interest Distribution Amount for such Distribution Date, and (B) second, any related Carryover Interest Distribution Amount for such Distribution Date;

(v) Fifth, concurrently, to each Class of the Class A Certificates, the related Principal Distribution Shortfall Carryover Amount for the Class A Certificates, if any, for such Distribution Date, allocated among the Class A Certificates pro rata based on their respective Principal Distribution Shortfall Carryover Amounts;

(vi) Sixth, concurrently, (a) to the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates and the Class A-4 Certificates, the Class A Percentage of the Class A Principal Distribution Amount, allocated in the following sequential order:

          (1) First, to the Class A-1 Certificates in reduction of the Certificate Principal Balance of such Class, until it has been reduced to zero;

          (2) Second, to the Class A-2 Certificates in reduction of the Certificate Principal Balance of such Class, until it has been reduced to zero;

          (3) Third, to the Class A-3 Certificates in reduction of the Certificate Principal Balance of such Class, until it has been reduced to zero; and

          (4) Fourth, to the Class A-4 Certificates in reduction of the Certificate Principal Balance of such Class, until it has been reduced to zero;

          provided, however, that on any Distribution Date on which the Pool Scheduled Principal Balance is less than the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, the Class A Principal Distribution Amount will be allocated among the Class A Certificates pro rata based upon their respective Certificate Principal Balances.

(vii) Seventh, to the Class M-1 Certificates, (A) first, any related Writedown Interest Distribution Amount for such Distribution Date, (B) second, any related Carryover Writedown Interest Distribution Amount for such Distribution Date, (C) third, the related Principal Distribution Shortfall Carryover Amount for the Class M-1 Certificates, if any, for such Distribution Date, and (D) fourth, the Class M-1 Principal Distribution Amount, in reduction of the Certificate Principal Balance of such Class, until it is reduced to zero;

(viii) Eighth, to the Class M-2 Certificates, (A) first, any related Writedown Interest Distribution Amount for such Distribution Date, (B) second, any related Carryover Writedown Interest Distribution Amount for such Distribution Date, (C) third, the related Principal Distribution Shortfall Carryover Amount for the Class M-2 Certificates, if any, for such Distribution Date, and (D) fourth, the Class M-2 Principal Distribution Amount, in reduction of the Certificate Principal Balance of such Class, until it is reduced to zero;

(ix) Ninth, to the Class B-1 Certificates, (A) first, any related Writedown Interest Distribution Amount for such Distribution Date, (B) second, any related Carryover Writedown Interest Distribution Amount for such Distribution Date, (C) third, the related Principal Distribution Shortfall Carryover Amount for the Class B-1 Certificates, if any, for such Distribution Date, and (D) fourth, the Class B-1 Principal Distribution Amount, in reduction of the Certificate Principal Balance of such Class, until it is reduced to zero;

(x) Tenth, to the Class B-2 Certificates, (A) first, the related Interest Distribution Amount for such Distribution Date and (B) second, any related Carryover Interest Distribution Amount for such Distribution Date;

(xi) Eleventh, to the Class B-2 Certificates, (A) first, any related Writedown Interest Distribution Amount for such Distribution Date, (B) second, any related Carryover Writedown Interest Distribution Amount for such Distribution Date, (C) third, the related Principal Distribution Shortfall Carryover Amount for the Class B-2 Certificates, if any, for such Distribution Date, and (D) fourth, the Class B-2 Principal Distribution Amount, in reduction of the Certificate Principal Balance of such Class, until it is reduced to zero;

(xii) Twelfth, to the Class X Certificates in the following sequential order:

          (A) the current Class X Strip Amount; and

          (B) any Class X Carryover Strip Amount; and

(xiii) Finally, any remainder to the holders of the Issuing REMIC Residual Interest.

     (c) All distributions or allocations made with respect to each Class on each Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on their respective Percentage Interests. So long as the Book-Entry Certificates are registered in the name of a Clearing Agency or its nominee, the Trustee shall make all distributions or allocations on such Certificates by wire transfers of immediately available funds to the Clearing Agency or its nominee. In the case of Certificates issued in fully-registered, certificated form, payment shall be made either (i) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (ii) by wire transfer of immediately available funds to the account of a Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and such Holder is (A) with respect to any Class A, Class M or Class B Certificates issued after the Closing Date in certificated, fully-registered form, the registered owner of Class A, Class M or Class B Certificates with an aggregate initial Certificate Principal Balance of at least $1,000,000, and (B) with respect to the Residual Certificates or Class X Certificates, the registered owner of the Residual Certificates or Class X Certificates evidencing an aggregate Percentage Interest of at least 50%. The Trustee may charge any Holder its standard wire transfer fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Trustee set forth in the notice of such final distribution sent by the Trustee to all Certificateholders pursuant to Section 9.01 of the Standard Terms.

     (d) (1) Any amounts remaining in the Distribution Account on any Distribution Date after all allocations and distributions required to be made by this Pooling and Servicing Agreement have been made, and any amounts remaining in the

Pooling REMIC after payment in full of all of the Regular Interests therein and any administrative expenses associated with the Trust, will be distributed to the Holders of the Pooling REMIC Residual Interest.

     (2) Any amounts remaining in the Subaccounts on any Distribution Date after all distributions required to be made by this Pooling and Servicing Agreement have been made, and any amounts remaining in the Issuing REMIC after payment in full of the Regular Interests therein and any administrative expenses associated with the Trust, will be distributed to the Holders of the Issuing REMIC Residual Interest.

[Section 6.  [Reserved.]]

Section 7.  Allocation of Writedown Amounts.
            -------------------------------

     On each Distribution Date, after all required distributions have been made on the Certificates pursuant to Section 5 above, the Writedown Amount, if any, shall be allocated on such Distribution Date in the following manner and in the following order of priority:

(a) First, to the Class B-2 Subaccount, to be applied in reduction of the Adjusted Subaccount Principal Balance of such Subaccount, until the Adjusted Subaccount Principal Balance has been reduced to zero;

(b) Second, to the Class B-1 Subaccount, to be applied in reduction of the Adjusted Subaccount Principal Balance of such Subaccount, until the Adjusted Subaccount Principal Balance has been reduced to zero;

(c) Third, to the Class M-2 Subaccount, to be applied in reduction of the Adjusted Subaccount Principal Balance of such Subaccount, until the Adjusted Subaccount Principal Balance has been reduced to zero; and

(d) Finally, to the Class M-1 Subaccount, to be applied in reduction of the Adjusted Subaccount Principal Balance of such Subaccount, until the Adjusted Subaccount Principal Balance has been reduced to zero.

(e) Writedown Amounts allocated to the Class B-2, Class B-1, Class M-2 and Class M-1 Subaccounts pursuant to this Section 7 shall be allocated to the Class B-2, Class B-1, Class M-2 and Class M-1 Certificates, respectively, until the Adjusted Certificate Principal Balance of each such Class has been reduced to zero.

Section 8.  Remittance Reports.
            ------------------

     (a) The Remittance Report for each Distribution Date shall identify the following items, in addition to the items specified in Section 4.01 of the Standard Terms:

(1) the Interest Distribution Amount for each Class of the Certificates for such Distribution Date (which shall equal the Priority Interest Distribution Amount for the Corresponding Subaccount) and the Carryover Interest Distribution Amount, as well as any Writedown Interest Distribution Amount and any Carryover Writedown Interest Distribution Amount, for each Class of the Certificates for such Distribution Date, and the amount of interest of each such category to be distributed on each such Class based upon the Available Distribution Amount for such Distribution Date;

(2) the amount to be distributed on such Distribution Date on each Class of the Certificates to be applied to reduce the Certificate Principal Balance of such Class (which will be equal to the amount to be allocated on such Distribution Date on the Corresponding Subaccount to be applied to reduce the Subaccount Principal Balance of such Subaccount), separately identifying any portion of such amount attributable to any prepayments, the amount to be distributed to reduce the Principal Distribution Shortfall Carryover Amount on each such Class based upon the Available Distribution Amount for such Distribution Date.

(3)  the aggregate amount, if any, to be distributed on the Residual
Certificates;

(4) the amount of any Writedown Amounts to be allocated to reduce the Certificate Principal Balance of any Class of Subordinated Certificates (which will be equal to the amount of any Writedown Amount to be allocated to the Corresponding Subaccount) on such Distribution Date;

(5) the Certificate Principal Balance of each Class of the Certificates (which will be equal to the Subaccount Principal Balance of the Corresponding Subaccount) and the Adjusted Certificate Principal Balance of each Class of the Offered Subordinated Certificates (which will be equal to the Adjusted Subaccount Principal Balance of the Corresponding Subaccount) after giving effect to the distributions to be made (and any Writedown Amounts to be allocated) on such Distribution Date;

(6) the aggregate Interest Distribution Amount remaining unpaid, if any, and the aggregate Carryover Interest Distribution Amount remaining unpaid, if any, for each Class of Certificates (which will be equal to the Priority Interest Distribution Amount and Carryover Interest Distribution Amount remaining unpaid on the Corresponding Subaccount), after giving effect to all distributions to be made on such Distribution Date;

(7) the aggregate Writedown Interest Distribution Amount remaining unpaid, if any, and the aggregate Carryover Writedown Interest Distribution Amount remaining unpaid, if any, for each Class of Certificates (which will be equal to such amounts remaining unpaid on the Corresponding Subaccount), after giving effect to all distributions to be made on such Distribution Date; and

(8) the aggregate Principal Distribution Shortfall Carryover Amount remaining unpaid, if any, for each Class of Certificates, after giving effect to the distributions to be made on such Distribution Date.

     In the case of information furnished pursuant to clauses (1), (2) and (3) above, the amounts shall be expressed, with respect to any Class A, Class M or Class B Certificate, as a dollar amount per $1,000 denomination.

     (b) In addition to mailing a copy of the related Remittance Report to each Certificateholder on each Distribution Date in accordance with Section 4.01 of the Standard Terms, on each Distribution Date, the Trustee shall mail a copy of the related Remittance Report to the Underwriters (to the attention of the person, if any, reported to the Trustee by the Underwriters) and to The Bloomberg (to the address and to the person, if any specified to the Trustee by __________________). The Trustee shall not be obligated to mail any Remittance Report to The Bloomberg unless and until _______________ shall have notified the Trustee in writing of the name and address to which such reports are to be mailed, which notice, once delivered, will be effective for all Distribution Dates after the date such notice is received by the Trustee unless and until superseded by a subsequent notice.

Section 9.  Limited Right of Servicer to Retain Servicing Fees from Collections.
            -------------------------------------------------------------------

     The Servicer may retain its Servicing Fee and any other servicing compensation provided for herein and in the Standard Terms from gross interest collections on the Assets prior to depositing such collections into the Certificate Account; provided, however, that OAC as Servicer may only so retain its Servicing Fee in respect of a Distribution Date from gross interest collections on the Assets to the extent that the amounts on deposit in the Certificate Account and attributable to the Available Distribution Amount for such Distribution Date exceed the sum of all amounts to be allocated and distributed on such Distribution Date pursuant to clauses (i) through (xi) under
Section 5(b)  hereof.

Section 10.  Modifications of Standard Terms.
             -------------------------------

     [INSERT IF NECESSARY.]

Section 11.  REMIC Administration.
             --------------------

     (a) For purposes of the REMIC Provisions, all of the Certificates (except the Residual Certificates) will be designated as the "regular interests" in the Issuing REMIC, the Subaccounts will be designated as the "regular interests" in the Pooling REMIC, the Class R Certificates will be designated as the "residual interest" in each of the Issuing REMIC and the Pooling REMIC and, following the division of the Class R Certificates into two separately transferable, certificated and fully registered certificates in accordance with Section 11(b) below, the Class R-1 Certificates will be designated as the "residual interest" in the Issuing REMIC and the Class R-2 Certificates will be designated as the "residual interest" in the Pooling REMIC.

     (b) Upon the request of any registered Holder of a Class R Certificate, the Trustee shall issue to such Holder two separately transferable, certificated and fully registered Certificates (a Class R-1 Certificate and a Class R-2 Certificate), in substantially the forms of Exhibit R-1 and Exhibit R-2 attached
                                            -----------     -----------
hereto. In the event that the Class R Certificates are exchanged for separately transferrable Class R-1 and Class R-2 Certificates: (1) the Class R-1 Certificates will be designated as the residual interest in the Issuing REMIC,
(2) the Class R-2 Certificates will be designated as the residual interest in the Pooling REMIC, (3) the Holders of a majority of the Percentage Interest in the Class R-1 Certificates together with the Holders of a majority of the Percentage Interest in the Class R-2 Certificates will have the option to make a Terminating Purchase given to the Holders of a majority of the Percentage Interest in the Residual Certificates pursuant to Section 9.01 of the Standard Terms, and (4) the restrictions on the transfer of a Residual Certificate provided in the Standard Terms will apply to both the Class R-1 and the Class R-2 Certificates.

     Section 12.  Auction Call.
                  ------------

     (a) If the Servicer does not exercise its optional termination right as described in Section 9.01 of the Standard Terms within 90 days after it first becomes entitled to do so, the Trustee shall use commercially reasonable efforts to solicit bids for the purchase of all Assets, REO Properties and Repo Properties remaining in the Trust from no fewer than two prospective purchasers that it believes to be Qualified Bidders. If OAC is then the Servicer of the Assets, the solicitation of bids shall be conditioned upon the continuation of OAC as the servicer of the Assets on terms and conditions substantially similar to those in the Pooling and Servicing Agreement, except that it shall not be required to make Advances.

     (b) If the Trustee receives bids from at least two Qualified Bidders and the net proceeds of the highest bid are equal to or greater than the Termination Price, the Trustee shall promptly advise the Servicer of the highest bid and the terms of purchase, and the Servicer shall have three Business Days, at its option, to match the terms of such bid. The Trustee shall thereafter sell the Assets, REO Properties and Repo Properties either (i) to the Servicer, if it shall so elect, or (ii) to the highest bidder, and in either case the Trustee shall distribute the net proceeds of such sale in redemption of the Certificates in compliance with Article IX of the Standard Terms and Section 5 hereof. Any such sale must also comply with the requirements applicable to a Terminating Purchase set forth in Section 9.02 of the Standard Terms.

     (c) Any costs incurred by the Trustee in connection with such sale (including without limitation any legal opinions or consents required by Section
9.02 of the Standard Terms) shall be deducted from the bid price of the Assets, REO Properties and Repo Properties in determining the net proceeds therefrom.

     (d) If the Trustee does not obtain bids from at least two Qualified Bidders, or does not receive a bid such that the net proceeds therefrom would at least equal the Termination Price, it shall not sell the Assets, REO Properties and Repo Properties, and shall thereafter have no obligation to attempt to sell same.

     (e) The Servicer shall cooperate with and provide necessary information to the Trustee in connection with any auction sale as described herein.]

Section 13.  Voting Rights.
             -------------

     The Voting Rights applicable to the Certificates shall be allocated 0.5% to the Class R Certificates, 0.5% to the Class X Certificates and 99% to the other Certificates in proportion with their respective Certificate Principal Balance.

Section 14.  Determination of One-Month LIBOR.
             --------------------------------

     (a) The Class A-1 Certificates will be entitled to receive on each Distribution Date interest distributions at the Pass-Through Rate for such Class as specified in Section 3 hereof.

     (b) With respect to the Class A-1 Certificates, One-Month LIBOR shall be determined as follows:

On each Floating Rate Determination Date, the Servicer will determine the arithmetic mean of the London Interbank Offered Rate ("LIBOR") quotations for one-month Eurodollar deposits ("One-Month LIBOR") for the succeeding Interest Accrual Period for the Class A-1 Certificates on the basis of the Reference Banks' offered LIBOR quotations provided to the Servicer as of 11:00 a.m. (London time) on such Floating Rate Determination Date. As used herein with respect to a Floating Rate Determination Date, "Reference Banks" means leading banks engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on the Bloomberg Screen US0001M Index Page on the Floating Rate Determination Date in question and (iii) which have been designated as such by the Servicer and are able and willing to provide such quotations to the Servicer on each Floating Rate Determination Date; and "Bloomberg Screen US0001M Index Page" means the display designated as page "US0001M on the Bloomberg Financial Markets Commodities News (or such other pages as may replace such page on that service for the purpose of displaying LIBOR quotations of major banks). If any Reference Bank should be removed from the Bloomberg Screen US0001M Index Page or in any other way fails to meet the qualifications of a Reference Bank, the Servicer may, in its sole discretion, designate an alternative Reference Bank.

     On each Floating Rate Determination Date, One-Month LIBOR for the next succeeding Interest Accrual Period for the Class A-1 Certificates will be established by the Servicer as follows:

(i) If, on any Floating Rate Determination Date, two or more of the Reference Banks provide offered One-Month LIBOR quotations on the Bloomberg Screen US0001M Index Page, One-Month LIBOR for the next Accrual Period for the Class A-1 Certificates will be the arithmetic mean of such offered quotations (rounding such arithmetic mean if necessary to the nearest five decimal places).

(ii) If, on any Floating Rate Determination Date, only one or none of the Reference Banks provides such offered One-Month LIBOR quotations for the next applicable Interest Accrual Period, One-Month LIBOR for the next Accrual Period for the Class A-1 Certificates will be the higher of (x) One-Month LIBOR as determined on the previous Floating Rate Determination Date and (y) the Reserve Interest Rate. The "Reserve

Interest Rate" will be the rate per annum that the Servicer determines to be either (A) the arithmetic mean (rounding such arithmetic mean if necessary to the nearest five decimal places) of the one-month Eurodollar lending rate that New York City banks selected by the Servicer are quoting, on the relevant Floating Rate Determination Date, to the principal London offices of at least two leading banks in the London interbank market or (B) in the event that the Servicer can determine no such arithmetic mean, the lowest one-month Eurodollar lending rate that the New York City banks selected by the Servicer are quoting on such Floating Rate Determination Date to leading European banks.

     (iii) If, on any Floating Rate Determination Date, the Servicer is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (ii) above, One-Month LIBOR for the next applicable Interest Accrual Period will be One-Month LIBOR as determined on the previous Floating Rate Determination Date.

     Notwithstanding the foregoing, One-Month LIBOR for an Interest Accrual Period shall not be based on One-Month LIBOR for the previous Interest Accrual Period on the Class A-1 Certificates for two consecutive Floating Rate Determination Dates. If, under the priorities described above, One-Month LIBOR for an Interest Accrual Period on the Class A-1 Certificates would be based on One-Month LIBOR for the previous Floating Rate Determination Date for the second consecutive Floating Rate Determination Date, the Servicer shall select an alternative index (over which the Servicer has no control) used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent third party.

     The establishment of One-Month LIBOR (or an alternative index) by the Servicer and the Servicer's subsequent calculation of the Pass-Through Rate on the Class A-1 Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.]

Section 15.  Governing Law.
             -------------

     The Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of North Carolina applicable to agreements made and to be performed therein. The parties hereto agree to submit to the personal jurisdiction of all federal and state courts sitting in the State of North Carolina and hereby irrevocably waive any objection to such jurisdiction. In addition, the parties hereto hereby irrevocably waive any objection that they may have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any federal or state court sitting in the State of North Carolina, and further irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

Section 16.  Forms of Certificates.
             ---------------------

     Each of the Schedules and Exhibits attached hereto or referenced herein are incorporated herein by reference as contemplated by the Standard Terms. Each Class of

Certificates shall be in substantially the related form attached hereto, as set forth in the Index to Schedules and Exhibits attached hereto.

Section 17.  Counterparts.
             ------------

     This Pooling and Servicing Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 18.  Entire Agreement.
             ----------------

     This Pooling and Servicing Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and fully supersedes any prior or contemporaneous agreements relating to such subject matter.

     IN WITNESS WHEREOF, OMI, the Servicer and the Trustee have caused this Pooling and Servicing Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of the day and year first above written.

                              OAKWOOD MORTGAGE INVESTORS, INC.
                              By:   ________________________________
                              Name:
                              Title:

                              OAKWOOD ACCEPTANCE CORPORATION
                              By:   _____________________________
                              Name:
                              Title:

                              [__________________________],
                                   as Trustee
                              By:   _________________________________________
                              Name:
                              Title:

                        INDEX TO SCHEDULES AND EXHIBITS

Schedule IA             Contract Schedule
Schedule IB             Mortgage Loan Schedule
Schedule II             [Reserved]
Exhibit A-1             Form of Class A-1 Certificate
Exhibit A-2             Form of Class A-2 Certificate
Exhibit A-3             Form of Class A-3 Certificate
Exhibit A-4             Form of Class A-4 Certificate

Exhibit M-1             Form of Class M-1 Certificate
Exhibit M-2             Form of Class M-2 Certificate
Exhibit B-1             Form of Class B-1 Certificate
Exhibit B-2             Form of Class B-2 Certificate
Exhibit  X              Form of Class  X  Certificate
Exhibit  R              Form of Class  R  Certificate